UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 8, 2005


                                   QMED, INC.
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                                            22-2468665
----------------------------     -----------------        ----------------------
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
     of Incorporation)               Number)              Identification Number)

                               25 Christopher Way
                           Eatontown, New Jersey 07724
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 544-5544
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01. Other Events.

         On February 8, 2005, QMed, Inc. issued a press release announcing the formation of QMedCare, Inc. as a wholly owned subsidiary. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits

                  99.1     QMed, Inc. Press Release dated February 8, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   QMED, INC.


                                            By: /s/ William T. Schmitt, Jr.
                                              ---------------------------------
                                              William T. Schmitt, Jr.
                                              Senior Vice President, Treasurer
                                              & Chief Financial Officer

Date: February 8, 2005

                                  EXHIBIT INDEX

Exhibit
Number                             Description

99.1              QMed, Inc. Press Release dated February 8, 2005.